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                                                                  Exhibit (10(h)
                                                                       EXHIBIT V

                                 AMENDMENT NO. 2
                                     TO THE
                                TRANSMATION, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN

                             EFFECTIVE JUNE 21, 1996
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)

        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Employees' Stock Purchase Plan, as heretofore amended (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 13 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective June 21, 1996, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect:

               1. Section "5. ELIGIBLE EMPLOYEES" of the Plan is hereby amended to provide in its entirety as follows:

               "5. ELIGIBLE EMPLOYEES

                      "Any employee of the Company or of any Designated
               Subsidiary (a) whose customary employment is for more than 20 hours per week, and (b) who has been employed for six months or more, shall be an Eligible Employee eligible to participate in the Plan."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

        THIS AMENDMENT NO. 2 TO THE TRANSMATION, INC. EMPLOYEES' STOCK PURCHASE PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 21, 1996, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 20, 1996.

                                            /S/ JOHN A. MISIASZEK
                                            ------------------------------------
                                            JOHN A. MISIASZEK, SECRETARY


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